                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement


[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))


[X]  Definitive Proxy Statement


[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

              UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                                UAM FUNDS, INC.
                      Funds for the Informed Investor sm
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465


September 5, 2001


Dear Shareholder:

I am writing to all shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") to inform you of a special meeting of shareholders to be held October 19, 2001. Before that special meeting, I would like your vote on the important issues affecting your portfolio as described in the attached proxy statement. This is a very important meeting that has been called to consider three proposals requiring your vote as a shareholder.


The proxy statement includes proposals relating to the approval of a new investment advisory agreement for each C&B Portfolio, the approval of a reorganization ("Reorganization") with respect to each Reorganizing Portfolio and the liquidation of the Liquidating Portfolio. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The Board of Directors of your C&B Portfolios has unanimously approved the proposals and recommends that you vote for all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card(s) in the enclosed postage-paid envelope. You will receive proxy cards for each portfolio in which you own shares. Please sign and return each card you receive.

If we do not receive your completed proxy card promptly, you may be contacted by a representative of UAM Funds, Inc. who will remind you to vote your shares.


Your vote is important. We thank you for taking this matter seriously and participating in this important process.

Sincerely,

James F. Orr, III
Chairman
UAM Funds, Inc.

             IMPORTANT NEWS FOR SHAREHOLDERS OF THE C&B PORTFOLIOS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") that require a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q. What Is Happening To The Reorganizing Portfolios?

A. Until recently, all investment decisions regarding each of the C&B Portfolios were made by Cooke & Bieler, Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("Old Mutual US"). Eight key employees of Cooke & Bieler, Inc. organized a new company, Cooke & Bieler, L.P. Cooke & Bieler, L.P. purchased the investment advisory business of Cooke & Bieler, Inc. on June 1, 2001. In connection with the purchase of the investment advisory business of Cooke & Bieler, Inc., Old Mutual US and Cooke & Bieler, L.P. agreed, subject to your approval, to a reorganization (the "Reorganization") pursuant to which the assets of the Reorganizing Portfolios will be transferred to new portfolios, to be called the C&B
   (AIC) Portfolios, which will be three series of The Advisors' Inner Circle Fund ("AIC Trust") and shareholders of the Reorganizing Portfolios will receive shares of equivalent value and number in C&B (AIC) Portfolios. Cooke & Bieler, L.P. will make all investment decisions for the C&B (AIC) Portfolios, SEI Investments Mutual Funds Services will serve as administrator and SEI Investments Distribution Co. will serve as the distributor to the C&B (AIC) Portfolios.


  The following pages give you additional information about the sale to Cooke & Bieler, L.P. and the reorganization of the Reorganizing Portfolios and the proposals on which you are being asked to vote. The Board of Directors of UAM Funds, Inc. ("UAM Funds"), including those who are not affiliated with Old Mutual US, Cooke & Bieler, L.P., UAM Funds or their respective affiliates, unanimously recommends that you vote for these proposals.


Q. What Is Happening to the Liquidating Portfolio?

A. The Board has proposed to liquidate the Liquidating Portfolio because of its relatively small size and its limited prospects for growth in assets.

Q. Why Did You Send Me This Booklet?

A. You are receiving these proxy materials--a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card(s)--because you have the right to vote on the important proposals concerning your investment in your C&B Portfolio(s).

Q. Why Are Multiple Cards Enclosed?

A. If you own shares of more than one C&B Portfolio you will receive a proxy card for each portfolio in which you own shares because each C&B Portfolio's shareholders are being asked to approve certain matters which only apply to that Portfolio. Proposal 1 requests that shareholders of each C&B Portfolio approve a new investment advisory agreement between that particular C&B Portfolio and Cooke & Bieler, L.P. Proposal 2 requests shareholders of each Reorganizing Portfolio to approve a reorganization transaction between that Reorganizing Portfolio and its corresponding C&B
   (AIC) Portfolio. Proposal 3 requests shareholders of the Liquidating Portfolio only to approve a liquidation.

Q. Why Am I Being Asked to Vote on the New Advisory Agreement in Proposal No.
   1?

A. The purchase of the investment advisory business of Cooke & Bieler, Inc. from Old Mutual US by Cooke & Bieler, L.P. constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the C&B Portfolios' investment advisory agreements. As required by the 1940 Act, the C&B Portfolios' investment advisory agreements automatically terminated as a result of the assignment. The Board has proposed continuation of the advisory services under new investment advisory agreements between the C&B Portfolios and Cooke & Bieler, L.P. for approval by shareholders of each of the C&B Portfolios. The new advisory agreement is substantially similar in all material respects to the previous advisory agreements between Cooke & Bieler, Inc. and UAM Funds. Each C&B Portfolio's investment objective and advisory fee rate will remain unchanged.


Q. What Happens If A New Advisory Agreement Is Not Approved?

A. If the shareholders of a C&B Portfolio do not approve a new investment advisory agreement, the Board of UAM Funds will take such further action as it deems to be in the best interests of the shareholders of such C&B Portfolio.


Q. Why Am I Being Asked To Vote On The Proposed Reorganization In Proposal No.
   2?

A. A shareholder vote is required to approve a transfer of the assets and liabilities of one series or portfolio of a mutual fund to a new series or portfolio of another mutual fund. The proposed Reorganization requires shareholder approval because the assets and liabilities of the Reorganizing Portfolios will be transferred to the new C&B (AIC) Portfolios under the AIC Trust.

Q. What Happens If The Proposed Reorganization Is Not Approved?

A. If the shareholders of a Reorganizing Portfolio do not approve the Reorganization, the Reorganization will not close and the Board of UAM Funds will take such further action as it deems to be in the best interests of the shareholders of such Reorganizing Portfolio.


Q. How Will The Proposed Reorganization Affect Me?

A. The C&B (AIC) Portfolios' investment objectives, investment restrictions and fees and expenses (after fee waivers) will be identical to those of the Reorganizing Portfolios. The fee waivers may be cancelled by Cooke & Bieler, L.P. at any time. After the proposed Reorganization, however, C&B
    (AIC) Portfolios will not be part of UAM Funds. The C&B (AIC) Portfolios will be separate series of the AIC Trust and you will become a shareholder of those portfolios after the Reorganization, if the shareholders approve it. SEI Investments Mutual Funds Services will provide administrative services and SEI Investments Distribution Co. will serve as distributor to the C&B (AIC) Portfolios. The Reorganization will not be taxable for federal income tax purposes for the shareholders of the Reorganizing Portfolios.


Q. Why Am I Being Asked to Vote for the Liquidation of the Liquidating Portfolio in Proposal No. 3?

A. The Board of Directors of UAM Funds is proposing to liquidate the Liquidating Portfolio because of its relatively small size and its limited prospects for growth in assets. If the shareholders of the Liquidating Portfolio approve the recommendation to liquidate it, the Liquidating Portfolio will return to each of its shareholders the proceeds of the liquidation. Each shareholder who receives a liquidating distribution will recognize gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Liquidating Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Liquidating Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash. Once you receive your proceeds, you may pursue any investment option you wish.


Q.  How Does the Board Recommend That I Vote?

A. After careful consideration, the Board, including those Directors who are not affiliated with the UAM Funds, Old Mutual US or its affiliated companies and Cooke & Bieler, L.P. and its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card(s).


Q.  Whom Do I Call For More Information Or To Place My Vote?

A. You may provide UAM Funds with your vote via mail or in person. If you need more information on how to vote, or if you have any questions, please call your portfolio's information agent at 1-877-826-5465.


                  Your Vote Is Important And Will Help Avoid
                The Additional Expense Of Another Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds, Inc.
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 19, 2001

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios"), each a series of UAM Funds, Inc. ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001 for the following purposes:

1. To approve a new investment advisory agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of each of the C&B Portfolios, a form of which is attached to the Proxy Statement as Exhibit A.

2. To approve a reorganization as set forth in an Agreement and Plan of Reorganization and Liquidation between UAM Funds, on behalf of each Reorganizing Portfolio, and The Advisors' Inner Circle Fund, on behalf of the "new" C&B Portfolios, a form of which is attached to the Proxy Statement as Exhibit B.

3. To approve the liquidation and termination of the Liquidating Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, a copy of which is attached to the Proxy Statement as Exhibit C.


4. To transact any other business that may properly come before the Meeting or any adjournments thereof.

The proposals stated above are discussed in the attached proxy statement. Your Directors unanimously recommend that you vote for the proposals.


Shareholders of record at the close of business on August 13, 2001, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or in person.


By Order of the Board of Directors of the UAM Funds,


Linda T. Gibson
Vice President and Secretary

Boston, Massachusetts
September 5, 2001


Shareholders are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Directors of UAM Funds. This is important to ensure a quorum at the Meeting. Please call 1-877-826-5465 for more information. Proxies may be revoked at any time before they are exercised by submitting to UAM Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy.

                                UAM Funds, Inc.
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456

                                1-877-826-5465


                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                             C&B Equity Portfolio
                  C&B Equity Portfolio For Taxable Investors
                         C&B Mid Cap Equity Portfolio
                            C&B Balanced Portfolio

                        TO BE HELD ON OCTOBER 19, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Directors of UAM Funds, Inc. (the "UAM Funds") for the special meeting of shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on October 19, 2001 at 10:00 a.m. Eastern time (the "Meeting"), and all adjournments thereof. Shareholders of record at the close of business on August 13, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about September 10, 2001.


As used in this proxy statement, the UAM Funds' Board of Directors is referred to as a "Board," and the term "Director" includes each director of the UAM Funds. A Director who is an interested person of the UAM Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the UAM Funds because he or she is affiliated with one of the UAM Funds' investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US") or the UAM Funds' principal underwriter. Directors who are not interested persons of the UAM Funds are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-------------------------------------------------------------------------------

  The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, by submitting a subsequent proxy, or by voting in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the UAM Funds at 1-877-826-5465.


  The C&B Portfolios expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefore from the C&B Portfolios. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by both the C&B Portfolios and Cooke & Bieler, L.P.

  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting and any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against Proposals 1, 2 and 3.

  The presence in person or by proxy of the holders of a majority of all votes entitled to be cast at the Meeting shall constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.


REQUIRED VOTE
-------------------------------------------------------------------------------

  The approval of Proposal 1 with respect to a particular C&B Portfolio requires the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the particular C&B Portfolio. Each C&B Portfolio will vote separately with respect to each proposal. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. The approval of Proposal 2 with respect to a particular C&B Portfolio requires the affirmative vote of an absolute majority of the shares of such C&B Portfolio entitled to vote. The approval of Proposal 3 with respect to the Liquidating Portfolio requires the affirmative vote of an absolute majority of the shares of the Liquidating Portfolio entitled to vote.

Summary of Proposals

-------------------------------------------------------------------------------
                                     Affected Portfolios (Shareholders of each
Proposal                                  Portfolio will vote separately)
-------------------------------------------------------------------------------
Proposal 1--To approve a new
 investment advisory                 C&B Equity Portfolio
agreement between Cooke & Bieler,
 L.P. and UAM Funds                  C&B Equity Portfolio for Taxable Investors
on behalf of each of the C&B
 Portfolios, a form of               C&B Mid Cap Equity Portfolio
which is attached to this Proxy
 Statement as Exhibit A              C&B Balanced Portfolio
-------------------------------------------------------------------------------
Proposal 2--To approve a
 reorganization as set forth         C&B Equity Portfolio
in an Agreement and Plan of
 Reorganization and                  C&B Equity Portfolio for Taxable Investors
Liquidation between UAM Funds, on
 behalf of each                      C&B Mid Cap Equity Portfolio
Reorganizing Portfolio, and The
Advisors' Inner Circle Fund, on
behalf of the "new" C&B Portfolios,
a form of which
is attached to this Proxy Statement
 as Exhibit B
-------------------------------------------------------------------------------
Proposal 3--To approve the
 liquidation and                     C&B Balanced Portfolio
termination of the Liquidating
 Portfolio, as set
forth in a Plan of Liquidation
 adopted by the Board
of Directors of the UAM Funds, a
 copy of which is
attached to this Proxy Statement as
 Exhibit C
-------------------------------------------------------------------------------

PROPOSAL 1--APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
-------------------------------------------------------------------------------

INTRODUCTION

  Until recently, all investment decisions regarding the C&B Portfolios were made by Cooke & Bieler, Inc. (the "Old Adviser"), a wholly-owned subsidiary of Old Mutual US. Eight key employees of the Old Adviser organized Cooke & Bieler, L.P. (the "New Adviser"), and on June 1, 2001 the New Adviser purchased the investment advisory business of the Old Adviser. In connection with the purchase of the Old Adviser's business, UAM Funds and The Advisors' Inner Circle Fund ("AIC Trust") agreed, subject to shareholder approval, to a reorganization (the "Reorganization") pursuant to which the assets of the Reorganizing Portfolios would be transferred to new portfolios, called the C&B (AIC) Portfolios, which will be three series of the AIC Trust. The New Adviser will make all investment decisions, SEI Investments Mutual Funds Services ("SEI") will serve as administrator and shareholder servicing agent and SEI Investments Distribution Co. will serve as distributor for the C&B (AIC) Portfolios. DST Systems, Inc. will serve as transfer agent and First Union National Bank will serve as custodian to the AIC Trust. The New Adviser is located at 1700 Market Street, Suite 3222, Philadelphia, PA 19103.


  The purchase of the business of the Old Adviser by the New Adviser constituted an "assignment," as that term is defined in the 1940 Act, of the C&B Portfolios' investment advisory agreements. As required by the 1940 Act, the C&B Portfolios' investment advisory agreements automatically terminated as a result of the assignment. The Board has proposed continuation of the advisory services under new investment advisory agreements between the C&B Portfolios and the New Adviser pending approval by shareholders of each of the C&B Portfolios. A form of the new investment advisory agreement is attached to this Proxy Statement as Exhibit A. Except for the time periods covered by the agreements and the provision relating to the duration of the agreements, the new investment advisory agreements are identical in all material respects to the C&B Portfolios' previous investment advisory agreement. In addition, each C&B Portfolio's advisory fee rate is unchanged.

  With respect to duration of the new investment advisory agreements, each new investment advisory agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, each agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (a) by the vote of a majority of those members of the Board of Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of UAM Funds or (c) by vote of a majority of the outstanding voting securities of each Fund. Under each C&B Portfolios' previous investment advisory agreement, the investment advisory agreement continued until the earlier of June 30, 2001 or the date of the first annual or special meeting of the shareholders of UAM Funds. The provisions for their continuance thereafter are identical to the new investment advisory agreements. The new investment advisory agreements with the AIC Trust do not require your approval, but they will be substantially similar in all material respects to the form of Investment Advisory Agreement attached to this Proxy Statement as Exhibit A.


INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

  Each C&B Portfolio paid the Old Adviser annual advisory fees at the rates of 0.63% of the average daily net assets of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio. In addition, the Old Adviser voluntarily agreed to limit the total expenses of each C&B Portfolio to 1.00% of its average daily net assets. To maintain this expense limit, the Old Adviser was permitted to waive a portion of its management fee and/or reimburse certain expenses of each C&B Portfolio. The Old Adviser was also permitted to discontinue these waivers at any time. As a result of the termination of the investment advisory agreements with the C&B Portfolios, the New Adviser is currently being paid only for its costs in managing the C&B

  Portfolios. The New Adviser intends to maintain the same fees and limitations from the previous agreements for the C&B Portfolios if the investment advisory agreements are approved by shareholders. However, the New Adviser will be able to discontinue these waivers at any time. For the fiscal year ended October 31, 2000, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio paid the Old Adviser $303,795, $16,158, $8,072 and $39,201, respectively, excluding fee waivers. After giving effect to the Old Adviser's fee waivers, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio paid $268,130, $0, $0 and $0 in advisory fees during the fiscal year ended October 31, 2000.


INFORMATION ON THE NEW ADVISER

  The New Adviser is a registered investment adviser formed by eight key employees of the Old Adviser to purchase the investment advisory business of the Old Adviser from Old Mutual US, which was completed on June 1, 2001.

  The Old Adviser was formed in 1951 and became a subsidiary of United Asset Management Corporation ("UAM") in 1986. On September 26, 2000, UAM, formerly the parent company of the Old Adviser, was acquired by Old Mutual plc. ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly-owned subsidiary of Old Mutual, merged with UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. In connection with these transactions, new investment advisory agreements were approved by shareholders of the C&B Equity Portfolio for Taxable Investors and C&B Balanced Portfolio on October 27, 2000, the C&B Mid Cap Equity Portfolio on November 3, 2000, and the C&B Equity Portfolio on December 15, 2000. The former advisory contracts were last approved by the Board on August 4, 2000. The Old Adviser served as investment adviser of the C&B Portfolios from their inception (May 15, 1990 with respect to the C&B Equity Portfolio, February 12, 1997 with respect to the C&B Equity Portfolio for Taxable Investors, February 18, 1998 for the C&B Mid Cap Equity Portfolio and December 31, 1989 for the C&B Balanced Portfolio) until the sale to the New Adviser. The C&B Portfolios are currently being managed at cost by the New Adviser.

  The New Adviser provides investment management services to a diversified group of clients including corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. Currently, the New Adviser has approximately $1.7 billion under management. The New Adviser currently has 21 employees, including 11 investment professionals. These investment professionals are between 29 and 59 years old, and the New Adviser anticipates that this team will provide leadership for the New Adviser for the future.

  The name, address and principal occupation of each partner of the New Adviser is as follows:



   Partners                Title         Occupation
   --------               ------- ------------------------
   Samuel H. Ballam, III  Partner Marketing/Client Service
   Kermit S. Eck, CFA     Partner Portfolio Manager
   John J. Medveckis      Partner Portfolio Manager
   Michael M. Meyer, CFA  Partner Portfolio Manager
   James R. Norris        Partner Portfolio Manager
   R. James O'Neil, CFA   Partner Portfolio Manager
   Bruce A. Smith         Partner Trading/Operations
   Mehul Trivedi, CFA     Partner Portfolio Manager


  The address for each of the persons listed above is c/o Cooke & Bieler, L.P., 1700 Market Street, Suite 3222, Philadelphia, PA 19103. Mr. Eck and
  Mr. Norris have primary management responsibilities with respect to the C&B Portfolios. John McNiff, who owns 20% of the New Adviser, is not a partner and has no management responsibilities for the New Adviser.

INFORMATION ON OTHER INVESTMENT COMPANIES ADVISED BY THE NEW ADVISER

  The New Adviser also manages a registered closed-end mutual fund named The Finance Company of Pennsylvania, which is organized as a Pennsylvania Corporation. The fund's objective is to invest and reinvest its capital in a widely diversified portfolio of securities with a view to holding those which appear to offer sound possibilities of current income and future growth of principal. The portion of the fund's assets managed by the New Adviser are approximately $19,850,013. The advisory contractual fee is 0.50% and currently there are no fee waivers.


SECTION 15(f) OF THE 1940 ACT

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the Old Adviser) to a registered investment company, and the affiliates of such adviser (such as Old Mutual US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), the New Adviser and Old Mutual US have agreed that for a period of three (3) years, they will not take or recommend any action that would cause more than 25% of the UAM Funds' directors or AIC Trust's trustees to be interested persons of the entity acting as the C&B Portfolios' or the C&B (AIC) Portfolios' investment adviser.


  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  The New Adviser and Old Mutual US have agreed not to take or recommend any action that would constitute an unfair burden on the C&B Portfolios or the C&B (AIC) Portfolios within the meaning of Section 15(f).

DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENTS

  Pursuant to each C&B Portfolio's proposed investment advisory agreement, the New Adviser will act as its investment adviser.

  Each C&B Portfolio's previous investment advisory agreement and proposed investment advisory agreement require the New Adviser to:

  .  Manage the investment and reinvestment of the C&B Portfolio's assets;

  . Continuously review, supervise and administer the investment program of the C&B Portfolio; and

  . Determine what portion of the C&B Portfolio's assets will be invested in securities and what portion will consist of cash.

  The New Adviser is also required to render regular reports to the UAM Funds' officers and Board concerning the New Adviser's discharge of its responsibilities.

  The previous and proposed investment advisory agreements also authorize the investment adviser to select the brokers or dealers that will execute the purchases and sales of securities of the C&B Portfolios and direct the investment adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the New Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the New Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the New Adviser's overall responsibilities with respect to the applicable C&B Portfolio.


  The previous and proposed investment advisory agreements of the C&B Portfolio obligate the investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the C&B Portfolios' registration statement and applicable laws and regulations. Under the terms of the previous and the proposed investment advisory agreements, the investment adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.


  Each C&B Portfolio's previous and proposed investment advisory agreements provide that the investment adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the investment adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.


RECOMMENDATION OF DIRECTORS

  On June 29, 2001, representatives of Old Mutual US and the New Adviser advised the Independent Directors that Old Mutual US and the New Adviser had entered into an acquisition agreement and the transaction had been consummated on June 1, 2001. In addition, the general terms of the acquisition and the perceived benefits for each C&B Portfolio's shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the new investment advisory agreements: (i) the fact that the compensation payable under the new advisory agreements will be at the same rate as the compensation payable under the previous investment advisory agreements;
  (ii) the performance record of the New Adviser; (iii) the nature and quality of services expected to be rendered by the New Adviser; (iv) the history, reputation, qualifications and background of personnel of the New Adviser; and (v) the New Adviser's style of investing. The Independent Directors discussed the management buyout with representatives of Old Mutual US and the New Adviser. The Independent Directors were assisted in their review of this information by their independent legal counsel.

  On June 29, 2001, the Board, including a majority of the Independent Directors, voted to approve the new investment advisory agreements with the New Adviser for the C&B Portfolios and to recommend approval of the agreements to shareholders.

           The Directors Unanimously Recommend That Shareholders Of
                The C&B Portfolios Vote to Approve Proposal 1.

PROPOSAL 2--APPROVAL OF THE REORGANIZATION
-------------------------------------------------------------------------------

SUMMARY OF THE REORGANIZATION

  In addition to the approval discussed above, shareholders of the Reorganizing Portfolios are being asked to vote on the Reorganization, pursuant to which each of the Reorganizing Portfolios will transfer all of its assets and liabilities to one of three newly-organized portfolios, to be called the "new" C&B Equity Portfolio, "new" C&B Equity Portfolio for Taxable Investors and "new" C&B Mid Cap Equity Portfolio (each a "C&B (AIC) Portfolio" and collectively the "C&B (AIC) Portfolios"), which will be three series of The Advisors' Inner Circle Fund ("AIC Trust") to be administered by SEI. As a result of the proposed Reorganization, each Reorganizing Portfolio shareholder will become a shareholder of the corresponding C&B (AIC) Portfolio and immediately after the Reorganization will hold shares of such C&B (AIC) Portfolio with a total dollar value and number equal to the total dollar value and number such shareholder held in the Reorganizing C&B Portfolio immediately prior to the Reorganization. The New Adviser will make all investment decisions, SEI will serve as administrator and shareholder servicing agent and SEI Investments Distribution Co. will serve as distributor for the C&B (AIC) Portfolios. DST Systems, Inc. will serve as transfer agent and First Union National Bank will serve as custodian to the AIC Trust. The Agreement and Plan of Reorganization and Liquidation (the "Agreement") further provides for the amendment of the UAM Funds' charter to cancel all of the issued and outstanding shares of the Reorganizing Portfolios. It is currently anticipated that the Reorganization will occur in the fourth quarter of 2001.


DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  The Agreement by and between UAM Funds, on behalf of each of the Reorganizing Portfolios, and the AIC Trust, on behalf of each of the C&B
  (AIC) Portfolios, provides for: (i) the transfer of all of the assets of the C&B Equity Portfolio solely in exchange for shares of beneficial interest of the "new" C&B Equity Portfolio and the assumption by the "new" C&B Equity Portfolio of all liabilities of the C&B Equity Portfolio, followed by the distribution on the closing date of the "new" C&B Equity Portfolio's shares to the holders of the C&B Equity Portfolio shares (ii) the transfer of all of the assets of the C&B Equity Portfolio for Taxable Investors solely in exchange for shares of beneficial interest of the "new" C&B Equity Portfolio for Taxable Investors and the assumption by the "new" C&B Equity Portfolio for Taxable Investors of all of the liabilities of the C&B Equity Portfolio for Taxable Investors, followed by the distribution on the closing date of the "new" C&B Equity Portfolio for Taxable Investors shares to the holders of the C&B Equity Portfolio for Taxable Investors shares, (iii) the transfer of all of the assets of the C&B Mid Cap Equity Portfolio solely in exchange for shares of beneficial interest of the "new" C&B Mid Cap Equity Portfolio and the assumption by the "new" C&B Mid Cap Equity Portfolio of all of the liabilities of the C&B Mid Cap Equity Portfolio, followed by the distribution on the closing date of the "new" C&B Mid Cap Equity Portfolio's shares to the holders of the C&B Mid Cap Equity Portfolio shares, and (iv) the amendment of the UAM Funds' charter to cancel all of the issued and outstanding shares of each of the Reorganizing Portfolios. On the closing date for the Reorganization, anticipated to be November 2, 2001, if one or any Reorganizing Portfolios obtain shareholder approval of the appropriate proposal for the reorganization, each Reorganizing Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign all of the liabilities to the corresponding C&B (AIC) Portfolio free and clear of all liens and encumbrances, and such C&B (AIC) Portfolio will acquire all the assets and will assume all of the liabilities of the corresponding Reorganizing Portfolio, in exchange for shares of such C&B (AIC) Portfolio. In addition, the Agreement provides that the net asset value per share of each Reorganizing Portfolio and of each corresponding C&B (AIC) Portfolio will be equal and the number of shares of each C&B (AIC) Portfolio issued in exchange for shares of the corresponding Reorganizing C&B Portfolio will equal the number of shares of such Reorganizing Portfolio issued and outstanding at the time of the Reorganization. Following the liquidation of each of the Reorganizing Portfolios, the outstanding shares of the Reorganizing Portfolios will be cancelled on the books of the UAM Funds and become unissued shares. Articles of Amendment further effecting cancellation will be filed thereafter with the Maryland State Department of Assessments and Taxation. The Agreement also provides that in the event the Agreement is approved by only one or two Reorganizing Portfolios, the failure of the other Reorganizing Portfolio(s) to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other Reorganizing Portfolio(s).


  The Agreement also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds is duly organized and validly existing under the laws of the State of Maryland and the Reorganizing Portfolios are validly existing series of the UAM Funds;
  (ii) UAM Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite action on behalf of the UAM Funds and has been duly executed and delivered by the UAM Funds on behalf of the Reorganizing Portfolios and is a valid and binding obligation of the UAM Funds on behalf of the Reorganizing Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of the Agreement intended to limit liability for a particular matter for a particular acquired fund and its assets, including but not limited to Section 21 of the Agreement (Section 21 of the Agreement, which is attached to this Proxy Statement, limits the liability for obligations under the Agreement to the assets and property of the particular acquired fund); and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the UAM Funds to enter into the Agreement or carry out its terms on behalf of the Reorganizing Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the UAM Funds.


  In addition, UAM Funds shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and the C&B (AIC) Portfolios are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action on behalf of each C&B (AIC) Portfolio and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of each C&B (AIC) Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of each of the C&B (AIC) Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the C&B (AIC) Portfolios; and (v) the shares of each C&B (AIC) Portfolio to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

TAX CONSEQUENCES OF THE REORGANIZATION

  At the time of the closing, the UAM Funds and the AIC Trust each shall have received an opinion of counsel, based upon customary officers' certificates provided by each, substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by a Reorganizing Portfolio upon the transfer of its assets in exchange, solely for the corresponding shares and the assumption by such C&B (AIC) Portfolio of that Reorganizing Portfolio's stated liabilities; (2) no gain or loss will be recognized by such C&B (AIC) Portfolio on its receipt of such Reorganizing Portfolio's assets in exchange for that C&B (AIC) Portfolio's shares and the assumption by that C&B (AIC) Portfolio of such Reorganizing Portfolio's liabilities;
  (3) the basis of such Reorganizing Portfolio's assets in such C&B (AIC) Portfolio's hands will be the same as the basis of those assets in that Reorganizing Portfolio's hands immediately before the conversion; (4) such C&B (AIC) Portfolio's holding period for the assets transferred to the C&B
  (AIC) Portfolios by such Reorganizing Portfolio will include the holding period of those assets in the Reorganizing Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such Reorganizing Portfolio on the distribution of such C&B (AIC) Portfolio's shares to that Reorganizing Portfolio's shareholders in exchange for their shares of the Reorganizing Portfolio; (6) no gain or loss will be recognized to a shareholder of such Reorganizing Portfolio as a result of the Reorganizing Portfolio's distribution of such C&B (AIC) Portfolio's shares to that Reorganizing Portfolio's shareholder in exchange for the Reorganizing Portfolio's shareholder's shares of the Reorganizing Portfolio; (7) the basis of such C&B (AIC) Portfolio's shares received by such Reorganizing Portfolio's shareholders will be the same as the adjusted basis of that Reorganizing Portfolio's shareholders' shares of the Reorganizing Portfolio surrendered in exchange therefor; and (8) the holding period of such C&B (AIC) Portfolio's shares received by such Reorganizing Portfolio's shareholders will include the Reorganizing Portfolio's shareholders' holding period for the Reorganizing Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that such Reorganizing Portfolio's shares were held as capital assets on the date of the conversion.

  The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the C&B (AIC) Portfolios and the Reorganizing Portfolios being "a party to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for federal income tax purposes for each of the C&B (AIC) Portfolios, the Reorganizing Portfolios and their respective shareholders.

  UAM Funds and AIC Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.


DESCRIPTION OF UAM FUNDS AND THE REORGANIZING PORTFOLIOS

  UAM Funds was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name was changed to "The Regis Fund, Inc." On October 31, 1995, the name was changed again to "UAM Funds, Inc." The principal executive office of UAM Funds is located at One Freedom Valley Drive, Oaks, PA 19456. UAM Funds is an open-end management investment company registered under the 1940 Act. The Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $0.001 par value. The governing board has the power to create and designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the UAM Funds' Board.

  The UAM Funds' Board has authorized two classes of shares in each portfolio: Institutional and Institutional Service. Currently, only Institutional Class Shares have been issued in each C&B Portfolio.


  The C&B Equity Portfolio has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. The C&B Equity Portfolio for Taxable Investors has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. The C&B Mid Cap Equity Portfolio has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. Each of the Reorganizing Portfolios is a valid, existing series of UAM Funds.

  The C&B Equity Portfolio seeks maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. Normally, the C&B Equity Portfolio seeks to achieve its goal by investing in common stocks of any size. The portfolio invests primarily in companies that the investment adviser believes are undervalued.

  The C&B Equity Portfolio for Taxable Investors seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal. Normally, the C&B Equity Portfolio for Taxable Investors seeks to achieve its goal by investing primarily in common stocks of any size. The investment adviser will try to minimize tax consequences for the portfolio's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. The portfolio invests primarily in companies that the investment adviser believes are undervalued.


  The C&B Mid Cap Equity Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal. The C&B Mid Cap Equity Portfolio normally seeks its objective by investing under normal circumstances, at least 65% of its assets in the common stock of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Mid Cap Value Index. The portfolio invests primarily in companies that the adviser believes are undervalued.

  The New Adviser will make investment decisions for the assets of each Reorganizing Portfolio and will continuously review, supervise and administer each Reorganizing Portfolio's investment program, subject to the supervision of, and policies established by, the Board of Directors. For its services, the New Adviser will be entitled to a fee, which is calculated by applying an annual percentage rate of 0.63% to the average daily net assets of each of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio. Fees are calculated daily and paid on a monthly basis. The New Adviser has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and ordinary expenses) of each of the portfolios to 1.00%. Due to the expense cap, management fees collected by the adviser will fluctuate depending on the amount of expenses incurred by each fund. The New Adviser's expense limitation may be waived at any time. Currently, the New Adviser is being reimbursed for the costs of managing the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio.

DESCRIPTION OF THE AIC TRUST AND C&B (AIC) PORTFOLIOS

  The AIC Trust is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated July 18, 1991, as amended on February 18, 1997. The AIC Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of shares of beneficial interest, without par value, of separate series of the AIC Trust. The "new" C&B Equity Portfolio, the "new" C&B Equity Portfolio for Taxable Investors and the "new" C&B Mid Cap Equity Portfolio will be duly organized and validly existing series of the AIC Trust at the time of the Reorganization.

  Shareholders of AIC Trust shares are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, the shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the AIC Trust (the "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The AIC Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.


  The AIC Trust's Declaration of Trust permits any one or more series, either as the successor, survivor or non-survivor to (i) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or
  (ii) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan or reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

  The AIC Trust will not hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

  The AIC Trust's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the AIC Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause. A Trustee elected thereby serves for the balance of the term of the removed Trustee.


  Pursuant to the AIC Trust's Declaration of Trust, the shareholders of the AIC Trust generally are not personally liable for the acts, omissions or obligations of the Trustees or the AIC Trust. In addition, the Trustees shall not be personally liable for any obligation of the AIC Trust. The AIC Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties.


  Although the rights of an interest holder of a Massachusetts business trust vary in certain respects from the rights of a shareholder of a Maryland corporation, the attributes of a share of beneficial interest of the AIC Trust are substantially similar to those of a share of common stock of the UAM

  Funds. Each share of the AIC Trust and UAM Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Directors of UAM Funds or the Board of Trustees of AIC Trust, as the case may be. Shares of both the UAM Funds and AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares held.


  The investment objectives, strategies, policies and limitations of each C&B
  (AIC) Portfolio will be the same as its corresponding C&B Portfolio. The "new" C&B Equity Portfolio will seek maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. Normally, the "new" C&B Equity Portfolio will seek to achieve its goal by investing in common stocks of any size. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.


  The "new" C&B Equity Portfolio for Taxable Investors will seek maximum long-term, after-tax total return, consistent with minimizing risk to principal. Normally, the "new" C&B Equity Portfolio for Taxable Investors will seek to achieve its goal by investing primarily in common stocks of any size. The New Adviser will try to minimize tax consequences for the portfolio's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.

  The "new" C&B Mid Cap Equity Portfolio will seek maximum long-term total return, consistent with minimizing risk to principal. The "new" C&B Mid Cap Equity Portfolio normally seeks its objective by investing primarily in the common stock of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Mid Cap Value Index. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.


  The C&B (AIC) Portfolios will have substantially similar procedures for purchasing, redeeming and exchanging shares as the Reorganizing Portfolios. Shareholders of the Reorganizing Portfolios currently are permitted to exchange their shares for shares of any other portfolio of the UAM Funds at no charge. Shareholders of the C&B (AIC) Portfolios, however, will only be permitted to exchange their shares at no charge for shares of the other C&B
  (AIC) Portfolio, not for shares of the other portfolios in the AIC Trust.

  Following the conclusion of the Reorganization, the New Adviser will serve as investment adviser to the "new" C&B Equity Portfolio, the "new" C&B Equity Portfolio for Taxable Investors and the "new" C&B Mid Cap Equity Portfolio. The investment advisory agreement between the New Adviser and the AIC Trust is substantially similar to the advisory agreement that exists between the Old Adviser and UAM Funds on behalf of the Reorganizing Portfolios. Significantly, both investment advisory agreements provide for the same fees, duties, and standards of care. For its services, the New Adviser is entitled to a fee, which is calculated at a rate of 0.63% of the average daily net assets of each of the "new" C&B (AIC) Portfolios. Fees are calculated daily and paid on a monthly basis.

  The tables below set forth comparative fee and expense information for both the Reorganizing Portfolios (as of October 31, 2000) and the C&B (AIC)
  Portfolios:

  ----------------------------------------------------------------------------

                                         C&B Equity        "new" C&B Equity
                                        Portfolio/1/         Portfolio/2/
  ---------------------------------------------------------------------------
   Annual Fund Operating Expense
    (expenses that are deducted
    from fund assets)
  ---------------------------------------------------------------------------
   Management Fees                         0.63%                0.63%
  ---------------------------------------------------------------------------
   Other Expenses                          0.44%                1.01%/3/
  ---------------------------------------------------------------------------
   Total Operating Expenses                1.07%                1.64%
  ---------------------------------------------------------------------------
                                         C&B Equity        "new" C&B Equity
                                       Portfolio for        Portfolio for
                                    Taxable Investors/1/ Taxable Investors/2/
   Shareholder Transaction Fees
    (fees paid directly from your
    investment)
  ---------------------------------------------------------------------------
   Redemption Fee (as a percentage
    of amount redeemed)                    1.00%                1.00%
  ---------------------------------------------------------------------------
   Annual Fund Operating Expense
    (expenses that are deducted
    from fund assets)
  ---------------------------------------------------------------------------
   Management Fees                         0.63%                0.63%
  ---------------------------------------------------------------------------
   Other Expenses                          4.82%                3.04%
  ---------------------------------------------------------------------------
   Total Operating Expenses                5.45%                3.67%
  ---------------------------------------------------------------------------
                                     C&B Mid Cap Equity   "new" C&B Mid Cap
                                        Portfolio/1/     Equity Portfolio/2/
   Annual Fund Operating Expense
    (expenses that are deducted
    from fund assets)
  ---------------------------------------------------------------------------
   Management Fees                         0.63%                0.63%
  ---------------------------------------------------------------------------
   Other Expenses                          8.97%                3.94%
  ---------------------------------------------------------------------------
   Total Operating Expenses                9.60%                4.57%
  ---------------------------------------------------------------------------

/1/"Other Expenses" presented in the tables above may be higher than the expenses you would actually pay as a shareholder in the funds because the adviser has voluntarily agreed to limit the expenses of the funds to the extent necessary to keep their total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.00%, for each of the C&B Equity Portfolio's, C&B Equity Portfolio for Taxable Investor's and C&B Mid Cap Equity Portfolio's average daily net assets. The New Adviser may change or cancel these expense limitations at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the funds may have that would reduce their custodian fee based on the amount of cash the funds maintain with their custodian.

/2/"Other Expenses" presented in the tables above may be higher than the expenses you would actually pay as a shareholder in the funds because the New Adviser has voluntarily agreed to limit the expenses of the funds to the extent necessary to keep their total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00%, for each of the "new" C&B Equity Portfolio's, "new" C&B Equity Portfolio for Taxable Investor's and "new" C&B Mid Cap Equity Portfolio's average daily net assets. The New Adviser may change or cancel these expense limitations at any time. The New Adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, a fund's expenses generally are reduced, which in turn reduces the cost to the New Adviser of its voluntary expense limit.

/3/"Other Expenses" are higher for the "new" C&B Equity Portfolio due to differences in the structure of fees for administration services.

  The examples below set forth the cost of investing in the Reorganizing Portfolios and the C&B (AIC) Portfolios:

EXPENSE EXAMPLE FOR THE REORGANIZING PORTFOLIOS AND C&B (AIC) PORTFOLIOS

  This example can help you to compare the cost of investing in a Reorganizing Portfolio or a "new" C&B (AIC) Portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  ----------------------------------------------------------------------------

                                                        3      5
   Portfolio                                   1 Year Years  Years  10 Years
  --------------------------------------------------------------------------
   C&B Equity Portfolio                         $109  $  340 $  590  $1,306
   "new" C&B Equity Portfolio                   $167  $  517 $  892  $1,944

   C&B Equity Portfolio for Taxable Investors   $544  $1,624 $2,695  $5,329
   "new" C&B Equity Portfolio for Taxable
    Investors                                   $469  $1,123 $1,897  $3,924

   C&B Mid Cap Equity Portfolio                 $938  $2,686 $4,278  $7,658
   "new" C&B Mid Cap Equity Portfolio           $458  $1,380 $2,310  $4,669


INFORMATION ON SEI INVESTMENTS MUTUAL FUNDS SERVICES AS ADMINISTRATOR

  SEI, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI. SEI Investments Company and its subsidiaries and affiliates, including SEI, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

  SEI provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

  For these administrative services, SEI will be entitled to a fee from each C&B (AIC) Portfolio, which is calculated daily and paid monthly based on the respective C&B (AIC) Portfolio's asset level, at an annual rate of:
  .15% on the first $250 million of average daily net assets; .125% on the next $250 million of average daily net assets; and .10% on average daily net assets over $500 million. Together, the C&B (AIC) Portfolios will pay a minimum annual administration fee of $271,000, which will be increased by $15,000 per additional class. In addition, the cost of adding additional portfolios to the Agreement is $85,000 per portfolio.

  The Administration Agreement provides that SEI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolios of the AIC Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

INFORMATION ON SEI INVESTMENTS DISTRIBUTION CO. AS DISTRIBUTOR ("DISTRIBUTOR")

  The Distributor, a wholly-owned subsidiary of SEI Investments Company, and the AIC Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the C&B (AIC) Portfolios.

INFORMATION ON OTHER SERVICE PROVIDERS

  DST Systems, Inc., 330 W. 9th Street, Kansas City, MO 64105 serves as the AIC Trust's transfer agent. First Union National Bank, 125 Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the AIC Trust. The Custodian holds cash, securities and other assets of the AIC Trust as required by the 1940 Act.

RECOMMENDATION OF DIRECTORS

  On June 29, 2001, representatives of Old Mutual US and the New Adviser advised the Independent Directors that (i) Old Mutual US and the New Adviser had entered into an acquisition agreement and the transaction had been consummated on June 1, 2001; and (ii) UAM Funds and AIC Trust agreed to the Reorganization, pursuant to which the assets of the Reorganizing Portfolios would be transferred to new portfolios, the C&B (AIC) Portfolios, which are three series of the AIC Trust. At that time, representatives of Old Mutual US and the New Adviser described the general terms of the proposed acquisition and Reorganization and the perceived benefits for the Reorganizing Portfolios, the New Adviser and its investment advisory clients. The Independent Directors discussed the transactions with representatives Old Mutual US and the New Adviser. Old Mutual US and the New Adviser advised the Independent Directors that they do not expect the acquisition and proposed Reorganization to have an adverse effect on the operations of the Reorganizing Portfolios or their shareholders.

  On June 29, 2001, the Board, including a majority of the Independent Directors, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of greatest importance: (1) the C&B (AIC) Portfolios will have the same investment objectives, strategies, policies and limitations as those of the Reorganizing Portfolios; and (2) the same personnel who managed the Reorganizing Portfolios at the Old Adviser will continue to manage the C&B (AIC) Portfolios after the Reorganization at the New Adviser.

   The Directors Unanimously Recommend That Shareholders Of The Reorganizing
                    Portfolios Vote To Approve Proposal 2.

PROPOSAL 3--LIQUIDATION OF THE C&B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

BACKGROUND

  The Liquidating Portfolio began operations on December 31, 1989 as a series of UAM Funds. The Liquidating Portfolio has invested primarily in a combination of equity securities that have a consistency and predictability in their earnings growth and investment grade debt securities.

  Notwithstanding the marketing of the Liquidating Portfolio's shares, growth in the Liquidating Portfolio's assets has been slow. During the period from commencement of operations through March 31, 1993, the Liquidating Portfolio's assets reached a level of $44.5 million; however, assets have decreased to less than $1.3 million as of July 31, 2001. Several marketing efforts were not adequate to significantly increase the size of the Liquidating Portfolio, including until recently the assumption of portfolio expenses by the Old Adviser. The Old Adviser and the Board have regularly reviewed developments and considered alternatives, including the total asset level of the Liquidating Portfolio and the impact on the Liquidating Portfolio's investment results of the relatively small size of the Liquidating Portfolio.

  Sales of the Liquidating Portfolio shares have not been sufficient to allow the Liquidating Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. From November 1, 1999 until May 31, 2001, the Old Adviser waived its fees and assumed a significant portion of the expenses of the Liquidating Portfolio. In the absence of such waiver and assumption, the Liquidating Portfolio may not have been profitable for shareholders. As a result, the Board instructed the officers of UAM Funds to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

  The officers of UAM Funds sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of the Liquidating Portfolio and the time required to effect a transaction, management of the Fund believed that the expense of a merger or transfer of assets to another mutual fund are greater than the benefits shareholders of the Liquidating Portfolio could expect to realize from such a transaction. The officers investigated the steps required for liquidation of the Liquidating Portfolio, subject to presentation of a final report to the Board.

  At a June 29, 2001 meeting, the Board reviewed the expenses which had been assumed by the Old Adviser during the life of the Liquidating Portfolio, the efforts and expenses of the Distributor to distribute shares of the Liquidating Portfolio, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that the Old Adviser had not been able to collect or retain any significant advisory fee from the Liquidating Portfolio, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of the adviser to service the needs of the Liquidating Portfolio would be impaired. For the most recent fiscal year, the Liquidating Portfolio's total expenses were:

  ----------------------------------------------------------------------------

                        Without Waiver or With Waiver or
                          Reimbursement   Reimbursement
                           of Expenses     of Expenses
  ------------------------------------------------------
   Institutional Class        2.79%           1.00%
  ------------------------------------------------------

  The Board concluded that an increase in fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the Liquidating Portfolio presently paid directly by the Liquidating Portfolio, would significantly reduce the Liquidating Portfolio's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis and provide higher returns to shareholders, made it unlikely that the Liquidating Portfolio could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Liquidating Portfolio to liquidate the Liquidating Portfolio promptly, in accordance with a Plan of Liquidation. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION

  The Board of Directors has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit C to this proxy statement.

  1. Effective Date of the Plan and Cessation of the Liquidating Portfolio's Business as an Investment Company. The Plan will become effective on the date of its adoption and approval by a majority of the shares of the Liquidating Portfolio entitled to vote. Following this approval, the Liquidating Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Liquidating Portfolio's assets to cash; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Liquidating Portfolio; and (iii) will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of the UAM Funds. (Plan, Sections 1, 2 and 3)


  2. Closing of Books and Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Liquidating Portfolio shall be fixed on the basis of their respective holdings on the effective date of the Plan. On such date the books of the Liquidating Portfolio will be closed and the shareholders' respective assets will not be transferable by the negotiation of share certificates. (Plan, Section 4)

  3. Liquidating Distribution. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, UAM Funds, on behalf of the Liquidating Portfolio, will mail the following to each shareholder of record on the effective date of the Plan: (i) to each shareholder not holding share certificates of the Liquidating Portfolio, the liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Liquidating Portfolio,
      (ii) to each shareholder holding share certificates of the Liquidating Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Liquidating Portfolio with advice that such shareholder will be paid in cash upon return of the share certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)


  4. Expenses. The Liquidating Portfolio will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Liquidating Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Liquidating Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The Liquidating Portfolio's liabilities relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Liquidating Portfolio normally would not incur if it were to continue in business. If the Liquidating Portfolio incurs more than $2,000 in additional liabilities to liquidate the Liquidating Portfolio, such expenses will be paid by the New Adviser. The total liabilities of the Liquidating Portfolio prior to the liquidating distribution are estimated to be $15,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal audit and directors fees and printing costs. Any expenses and liabilities attributed to the Liquidating Portfolio subsequent to the mailing of the liquidating distribution will be borne by the New Adviser. (Plan, Sections 6 and 9)

  5. Continued Operation of the Liquidating Portfolio. After the date of mailing of the liquidating distribution, the outstanding shares of the Liquidating Portfolio will be cancelled by charter amendment and the termination of the Liquidating Portfolio will be effected. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Liquidating Portfolio and to effect the complete liquidation and termination of the existence of the Liquidating Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 8 and 11)

GENERAL TAX CONSEQUENCES


  Each shareholder who receives a liquidating distribution will recognize gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Liquidating Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be a capital gain or loss and will be a long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Liquidating Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash.


  The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning a tax-free rollover (for individual retirement accounts) or their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.


  UAM Funds anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.


  Representatives of PricewaterhouseCoopers LLP, independent accountants for UAM Funds, are not expected to be present at the Special Meeting.

  If the shareholders do not approve the Plan, the Liquidating Portfolio will continue to exist as a registered investment company in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of stockholders.

  Shareholders are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan and is anticipated to occur at the Meeting.


   The Directors Of The Fund Recommend That Shareholders Of The Liquidating
                     Portfolio Vote To Approve Proposal 3.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

ADMINISTRATIVE EXPENSES

  SEI serves as the C&B Portfolios' administrator, UAM Shareholder Services Center, Inc. ("UAMSSC") serves as the C&B Portfolios' shareholder servicing agent and Funds Distributor, Inc. ("FDI") serves as the C&B Portfolios' principal underwriter. UAMSSC is affiliated with Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, FDI is located at 60 State Street, Suite 1300, Boston MA 02109 and UAMSSC is located at 825 Duportail Road, Wayne, Pennsylvania 19087.


  As of the fiscal year ended October 31, 2000, SEI and UAM Funds Services, Inc. (the C&B Portfolios' former administrator) were paid $118,159, $77,340, $77,235 and $83,589 for services rendered as administrator by the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio, respectively.


  As of the fiscal year ended October 31, 2000, UAMSSC was paid $11,610, $8,794, $8,552 and $8,794 by the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio, for services rendered as shareholder servicing, respectively.


  As of the fiscal year ended October 31, 2000, the net assets of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio were $35,250,830, $2,253,005, $1,520,083, and $3,494,339, respectively.

  The C&B Portfolios do not pay FDI for its services as principal underwriter to the C&B Portfolios.

BROKERAGE COMMISSIONS

  The New Adviser may select brokers based on research, statistical and pricing services they provide to the New Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the New Adviser is required to perform under the Investment Advisory Agreements. In so doing, the C&B Portfolios may pay higher commission rates than the lowest rate available when the New Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

  It is not the practice of the C&B Portfolios to allocate brokerage or effect principal transactions with dealers based on sales of C&B Portfolio shares that a broker-dealer firm makes. However, the C&B Portfolios may place trades with qualified broker-dealers who recommend the C&B Portfolios or who acts as agents in the purchase of C&B Portfolios shares for their clients.


  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a C&B Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a C&B Portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

  . As of the fiscal year ended October 31, 2000, the C&B Equity Portfolio paid $117,429 in brokerage commissions.

  . As of the fiscal year ended October 31, 2000, the C&B Equity Portfolio for Taxable Investors paid $2,474 in brokerage commissions.

  . As of the fiscal year ended October 31, 2000, the C&B Mid Cap Equity Portfolio paid $5,916 in brokerage commissions.


  . As of the fiscal year ended October 31, 2000, the C&B Balanced Portfolio paid $12,708 in brokerage commissions.

PAYMENT OF EXPENSES

  The New Adviser, and not the UAM Funds, will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures.

BENEFICIAL OWNERSHIP OF SHARES

  The following table contains information about the beneficial ownership by shareholders of five percent or more of each C&B Portfolio's outstanding Shares as of August 13, 2001. On that date, the Directors and officers of each of the UAM Funds, together as a group, "beneficially owned" less than one percent of each C&B Portfolio's outstanding Shares.


  ------------------------------------------------------------------------------------
     Name And Address of          Percent Of    Number Of
         Shareholder             Shares Owned  Shares Owned          Portfolio
  ------------------------------------------------------------------------------------
   First Union National Bank        43.36%    2,359,405.8560    C&B Equity Portfolio
    FBO Cadmus Comm Corp
    1525 W. Wt Harris Blvd
    Charlotte, NC 28262-8522
  ------------------------------------------------------------------------------------
   Central New York                 17.82%      969,548.3220    C&B Equity Portfolio
    Community Foundation Inc.
    500 S. Salina St. Ste 428
    Syracuse, NY 13202-3314
  ------------------------------------------------------------------------------------
   Ironworkers Local 397            16.06%      873,919.9740    C&B Equity Portfolio
    Pension Fund
    c/o Administrative
    Services Inc.
    Attn Fund Accounting
    P.O. Box 83900
    Miami, FL 33283-9000
  ------------------------------------------------------------------------------------
   A. Cirillo D. Faicco R.           6.83%      371,670.8380    C&B Equity Portfolio
    Samuels & Joseph
    Gurrera & David Smith
    TR Fulton Fish Mkt PFA
    & DEC TR Part Fulton
    Fish Mkt Pen 1/1/82
    140 Beekman St.
    New York, NY 10038-2010
  ------------------------------------------------------------------------------------
   S. Sanford Schlitt TOD           35.36%       67,262.5720  C&B Equity Portfolio for
    Subject to DST TOD Rules                                     Taxable Investors
    Patricia Schlitt PB
    491 Meadow Lark Dr.
    Sarasota, FL 34236-1901
  ------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                                      Percent Of   Number Of
   Name And Address of Shareholder   Shares Owned Shares Owned         Portfolio
  -------------------------------------------------------------------------------------
   Ann Hauptman & Cynthia Jacobs TR     13.25%     25,200.6490 C&B Equity Portfolio for
    FBO Gunther A. Hauptman TR U/A                             Taxable Investors
    4/27/87
    4 Briga Ln.
    White Plains, NY 10605-4647
  -------------------------------------------------------------------------------------
   Charles Schwab & Co. Inc.            13.05%     24,829.7100 C&B Equity Portfolio for
    Reinvest Account                                           Taxable Investors
    Attn Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122
  -------------------------------------------------------------------------------------
   Primevest Financial Services FBO      7.00%     13,316.8560 C&B Equity Portfolio for
    Glenn L. Amos 13021419                                     Taxable Investors
    400 First Street So Suite 300
    P.O. Box 283
    St. Cloud, MN 56302-0283
  -------------------------------------------------------------------------------------
   Anne Y. Stratton                      5.56%     10,586.7060 C&B Equity Portfolio for
    9608 N. Juniper Cir.                                       Taxable Investors
    Mequon, WI 53092-6216
  -------------------------------------------------------------------------------------
   Katherine C. Arthur                   5.08%      9,670.7950 C&B Equity Portfolio for
    5115 Cary Street Rd.                                       Taxable Investors
    Richmond, VA 23226-1644
  -------------------------------------------------------------------------------------
   Vanguard Fiduciary Trust Co.         35.49%    107,586.6560 C&B Mid Cap Equity
    Plan 91718                                                 Portfolio
    FBO UAM Corp. Profit Shar.
    401K Plan Vanguard Fiduciary TR
    Group SP Services
    P.O. Box 2600 VM421
    Valley Forge, PA 19482-2600
  -------------------------------------------------------------------------------------
   Charles Schwab & Co. Inc.            33.61%    101,892.8070 C&B Mid Cap Equity
    Reinvest Account                                           Portfolio
    Attn Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122
  -------------------------------------------------------------------------------------
   Carole A. Bonner                     31.30%     57,536.8070 C&B Balanced Portfolio
    1550 North 123/rd/ St.
    Wauwatosa, WI 53226-3132
  -------------------------------------------------------------------------------------
   Charles Schwab & Co. Inc.            16.93%     31,131.7610 C&B Balanced Portfolio
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122
  -------------------------------------------------------------------------------------
   Joanna H. Schoff                     14.21%     26,121.2410 C&B Balanced Portfolio
    226 North St.
    Rye, NY 10580-1520
  -------------------------------------------------------------------------------------
   UAM Trust Co. Cust                   10.53%     19,357.1070 C&B Balanced Portfolio
    IRA A/C Linda Carpino
    496 Hollyknoll Dr.
    Churchville, PA 18966-1453
  -------------------------------------------------------------------------------------
   Helen A. Mohn                         8.45%     15,530.4100 C&B Balanced Portfolio
    100 Vermilion Dr.
    Levittown, PA 19054-1324
  -------------------------------------------------------------------------------------

  As of August 13, 2001, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio had 5,441,547.5920, 190,248.4900, 303,182.4860 and 183,834.4320 shares outstanding, respectively.

  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the UAM Funds by its existing Directors and/or on the records of UAM Funds' transfer agent.


ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  For a free copy of your C&B Portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the C&B Portfolios may call 1-877-826-5465 or write to UAM Funds at P.O. Box 219081, Kansas City, MO 64121.


OTHER BUSINESS

  The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for a portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.


The Directors, Including The Independent Directors, Recommend Approval Of Each
  Proposal. Any Unmarked Proxies Without Instructions To The Contrary Will Be
                 Voted In Favor Of Approval Of The Proposals.

                                   EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                                UAM FUNDS, INC.

                            C&B           PORTFOLIO

AGREEMENT made this     day of       , 2001 by UAM Funds, Inc., a Maryland
corporation (the "Fund"), and Cooke & Bieler, L.P., a Pennsylvania limited partnership (the "Adviser").

  1.   Duties of Adviser. The Fund hereby appoints the Adviser to act as
       investment adviser to the Fund's C&B           Portfolio (the
       "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.63%.

    In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

  5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

  8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Fund and the partnership agreement of the Advisor, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as partners, officers, agents, shareholders or otherwise; partners, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said partnership agreement or Articles of Incorporation and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue with respect to the Fund for two years. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods provided such continuance is specifically approved at least annually
       (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this     day of       , 200 .

COOKE & BIELER, L.P.                      UAM FUNDS, INC.


By: _________________________________     By: _________________________________
Name:                                     Name:
Title:                                    Title:

                                   EXHIBIT B

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of      , 2001
(the "Agreement"), between and among UAM Funds, Inc., a Maryland corporation ("UAM"), with its principal place of business at One Freedom Valley Drive, Oaks, PA 19456, with regard to its C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (each an "Acquired Fund" and, collectively, the "Acquired Funds"); The Advisors' Inner Circle Fund, a Massachusetts business trust ("AIC"), with its principal place of business at 101 Federal Street, Boston, MA 02110, with regard to its C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Acquiring Funds"); and Cooke & Bieler, L.P., a Pennsylvania limited partnership, with its principal place of business at 1700 Market Street, Philadelphia, PA 19103 (with respect to the provisions of Paragraph 17 only).

WHEREAS, UAM was organized under Maryland law as a corporation under Articles of Incorporation dated October 11, 1988. UAM is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). UAM has authorized capital consisting of 3 billion shares of common stock with $0.001 par value. The Acquired Funds are validly existing series of UAM. Each Acquired Fund has 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares authorized by its Charter. Each Acquired Fund has only Institutional Class Shares issued and outstanding;

WHEREAS, AIC was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991 and amended February 18, 1997. AIC is an open-end management investment company registered under the 1940 Act. AIC has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value. The Acquiring Funds are duly organized and validly existing series of AIC;

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of each Acquired Fund solely in exchange for the assumption by each corresponding Acquiring Fund of all of the liabilities of each Acquired Fund and shares of beneficial interest of the Institutional class of each corresponding Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Acquiring Fund Shares to the holders of Institutional Class Shares of each Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

  1. Plan of Reorganization. At the Effective Time, the Acquired Funds will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired Funds by the Acquiring Funds of a number of Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. Shareholders of record of Institutional Class Shares of an Acquired Fund at the Effective Time will be credited with full and fractional Shares of an Acquiring Fund. The assets and stated liabilities of the Acquired Funds shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

  2. Transfer of Assets. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

  3.   Calculations.

    (a) The number of Acquiring Fund Shares issued to an Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares at the Valuation Time.

    (b) The net asset value of each class of the Acquiring Fund Shares shall be the net asset value of the Acquired Funds' shares at the Valuation Time. The net asset value of shares of each class of an Acquired Fund shall be computed at the Valuation Time in the manner set forth in such Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

  4. Valuation of Assets. The value of the assets of an Acquired Fund shall be the value of such assets computed as of the time at which an Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of an Acquired Fund to be transferred to an Acquiring Fund shall be computed by UAM (and shall be subject to adjustment by the amount, if any, agreed to by UAM and the Acquired Fund and AIC and the respective Acquiring Fund). In determining the value of the securities transferred by an Acquired Fund to an Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by UAM, provided that such determination shall be subject to the approval of AIC. UAM and AIC agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

  5. Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on November 2, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AIC or UAM, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of an Acquiring Fund is practicable.

  6. Liquidation of the Acquired Funds and Cancellation of Shares. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Fund Share and its respective Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Funds shall be cancelled on the books of UAM at the Effective Time and shall thereafter represent only the right to receive Acquiring Fund Shares. The Acquired Funds' transfer books shall be closed permanently. UAM also will file Articles of Amendment to its Charter with the Maryland State Department of Assessments and Taxation to effect further cancellation of such shares.

  7. Representations and Warranties of the Acquiring Funds. Each Acquiring Fund represents and warrants to its respective Acquired Fund as follows:

    (a) Organization, Existence, etc. AIC is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

    (b) Registration as Investment Company. AIC is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

    (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

    (d) Authority Relative to this Agreement. AIC, on behalf of each Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by AIC's Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize AIC's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

    (e) Liabilities. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds. AIC's Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

    (f) Litigation. Except as disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

    (g) Contracts. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

    (h) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

  8. Representations and Warranties of the Acquired Funds. Each Acquired Fund represents and warrants to its respective Acquiring Fund as follows:

    (a) Organization, Existence, etc. UAM is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

    (b) Registration as Investment Company. UAM is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

    (c) Financial Statements. The audited financial statements of UAM relating to the Acquired Funds for the fiscal year ended October 31, 2000, and the unaudited financial statements of the Acquired Funds dated as of April 30, 2001 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

    (d) Marketable Title to Assets. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

    (e) Authority Relative to this Agreement. UAM, on behalf of each Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the UAM's Board of Directors, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize UAM's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

    (f) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. UAM's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

    (g) Litigation. Except as disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or their assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

    (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of each Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

  9.   Conditions Precedent to Obligations of the Acquiring Funds.

    (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that as of such date that the conditions set forth in this clause (a) have been met.

    (b) The Acquiring Funds shall have received an opinion of counsel on behalf of the Acquired Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) UAM is duly organized under the laws of the State of Maryland and the Acquired Funds are validly existing series of UAM; (ii) UAM is an open-end management investment company registered under the 1940 Act;
          (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of UAM and this Agreement has been duly executed and delivered by UAM on behalf of the Acquired Funds and is a valid and binding obligation of UAM on behalf of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of this Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of this Agreement intended to limit liability for a particular matter for a particular Acquired Fund and its assets, including but not limited to Section 21 of this Agreement; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for UAM to enter into this Agreement on behalf of the Acquired Funds or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds. Such opinion may rely upon opinions of Venable, Baetjer and Howard, LLP to the extent set forth in such opinion.

    (c) Each Acquired Fund shall have delivered to its respective Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the UAM as to the aggregate asset value of the Acquired Fund's portfolio securities.

    (d) At the Effective Time, UAM shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by UAM prior to or at the Effective Time and AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that the conditions set forth in this clause (d) have been, continue to be, satisfied.

  10.   Conditions Precedent to Obligations of the Acquired Funds.

    (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that as of such date that the conditions set forth in this clause (a) have been met.

    (b) The Acquired Funds shall have received an opinion of counsel on behalf of the Acquiring Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of AIC under the laws of the Commonwealth of Massachusetts; (ii) AIC is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of AIC on behalf of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable.

    (c) At the Effective Time, AIC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AIC prior to or at the Effective Time and UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on have been, and continue to be, satisfied.

  11. Further Conditions Precedent to Obligations of the Acquired Funds and the Acquiring Funds. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority from the SEC and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

    (b) With respect to the Acquired Funds, UAM will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. UAM has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that each Acquiring Fund has furnished or will furnish information relating to it as is reasonably necessary for the preparation of the Proxy Materials.

    (c) The Registration Statement on Form N-1A of each Acquiring Fund shall be effective under the 1933 Act and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

    (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds, based on customary officers' certificates provided by each, substantially to the effect that for Federal income tax purposes:

      (1) No gain or loss will be recognized to an Acquired Fund upon the transfer of its assets in exchange solely for its respective Acquiring Fund Shares and the assumption by each Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

      (2) No gain or loss will be recognized to an Acquiring Fund on its receipt of its respective Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's liabilities;

      (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

      (4) Each Acquiring Fund's holding period for the assets transferred to each Acquiring Fund by its respective Acquired Fund will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

      (5) No gain or loss will be recognized to an Acquired Fund on the distribution of its respective Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

      (6) No gain or loss will be recognized to an Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

      (7) The basis of the Acquiring Fund Shares received by each Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

      (8) The holding period of the Acquiring Fund Shares received by each Acquired Fund's shareholders will include the respective Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the conversion.

    (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote on the matter. However, provided that the Reorganization shall continue to qualify for tax-free treatment under the Internal Revenue Code of 1986, as amended, the failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Funds. The provisions of this Agreement shall be construed to effect this intent.

    (g) The Board of Trustees of AIC, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Fund Shares at the Effective Time in exchange for the assets of its respective Acquired Fund pursuant to the terms and provisions of this Agreement.

  12. Effective Time of the Reorganization. The exchange of each Acquired Fund's assets for its respective Acquiring Fund Shares shall be effective as of opening of business on November 5, 2001, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

  13. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of UAM and/or by resolution of the Board of Trustees of AIC, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of both or either Board, make proceeding with the Agreement inadvisable.

  14. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the respective Acquired Fund's shareholders under this Agreement to the detriment of such Acquired Fund's shareholders.

  15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

  16. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:


     if to the Acquiring Funds:   if to the Acquired Funds:

     William E. Zitelli, Esq.     Linda T. Gibson, Esq.
     SEI Investments Company      Old Mutual (US) Holding Inc.
     One Freedom Valley Drive     One International Place
     Oaks, PA 19456               Boston, MA 02110

     with a copy to:              with a copy to:
     Richard W. Grant, Esq.       Audrey C. Talley, Esq.
     Morgan, Lewis & Bockius LLP  Drinker Biddle & Reath LLP
     1701 Market Street           One Logan Square
     Philadelphia, PA 19103       18th & Cherry Streets
                                  Philadelphia, PA 19103

  17.   Fees and Expenses.

    (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne by Cooke & Bieler, L.P. Such expenses include, without limitation,
          (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Materials under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the respective Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Materials to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs related to obtaining shareholder approval of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Acquiring Fund shall pay its own Federal and state registration fees.

  18.   Headings, Counterparts, Assignment.

    (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  19. Entire Agreement. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

  20. Further Assurances. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

  21. Binding Nature of Agreement. As provided in AIC's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of AIC, on behalf of each of the Acquiring Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of AIC. Moreover, no series of AIC shall be liable for the obligations of any other series of that trust. This Agreement was executed by the undersigned officers of UAM, on behalf of each of the Acquired Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of UAM. Moreover, no series of UAM shall be liable for the obligations of any other series of that corporation.

                                          THE ADVISORS' INNER CIRCLE FUND, on
                                          behalf of its series, the C&B Equity
                                          Portfolio, C&B Equity Portfolio for
                                          Taxable Investors and C&B Mid Cap
                                          Equity Portfolio

Attest:                                   By: _________________________________



                                          Title: ______________________________

                                          UAM FUNDS INC., on behalf of its
                                          series, the C&B Equity Portfolio,
                                          C&B Equity Portfolio Taxable
                                          Investors and C&B Mid Cap Equity
                                          Portfolio

Attest:                                   By: _________________________________



                                          Title: ______________________________

                                          COOKE & BIELER, L.P., as to the
                                          provisions of Paragraph 17 only,

Attest:                                   By: _________________________________



                                          Title: ______________________________

                                   EXHIBIT C

                                UAM FUNDS, INC.
                            C&B BALANCED PORTFOLIO
                              PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the C&B Balanced Portfolio (the "Portfolio"), a series of UAM Funds, Inc. (the "Fund"), which is a corporation organized and existing under the laws of the State of Maryland. The Portfolio began operations on December 31, 1989. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolio in conformity with all provisions of Maryland law and the Fund's Articles of Incorporation.

WHEREAS, the Fund's Board of Directors, on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and its stockholders to liquidate and terminate the Portfolio; and

WHEREAS, at a meeting of the Board of Directors on June 29, 2001, it considered and adopted this Plan as the method of liquidating and terminating the Portfolio and directed that this Plan be submitted to stockholders of the Portfolio for approval;

NOW THEREFORE, the liquidation and termination of the Portfolio shall be carried out in the manner hereinafter set forth:

  1. Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of stockholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote. The day of such adoption and approval by stockholders is hereinafter called the "Effective Date."

  2. Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Portfolio shall be liquidated and terminated in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation.

  3. Cessation of Business. After the Effective Date of the Plan, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to stockholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

  4. Restriction of Transfer and Redemption of Shares. The proportionate interests of stockholders in the assets of the Portfolio shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of share certificates.

  5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

  6. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

  7. Liquidating Distribution. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Portfolio shall mail the following to each stockholder of record on the Effective Date: (1) to each stockholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the stockholder's proportionate interest in the net assets of the Portfolio; (2) to each stockholder holding stock certificates of the Portfolio, a confirmation showing such stockholder's proportionate interest in the net assets of the Portfolio with an advice that such stockholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

  8. Cancellation of Shares. As soon as possible after the liquidating distribution under Paragraph 7 has been consummated, the Fund will file a Charter amendment with the Maryland State Department of Assessments and Taxation canceling the outstanding shares of the Portfolio.

  9. Management and Expenses of the Portfolio Subsequent to the Liquidating Distribution. The Portfolio shall bear all expenses up to $2,000 incurred by it in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders. If the Portfolio incurs more than $2,000 in liabilities to carry out this Plan, such expenses will be paid by Cooke & Bieler, L.P. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by Cooke & Bieler, L.P.

  10. Power of Board of Directors. The Board, and subject to the directors, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

  11. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of the Portfolio, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

                                          UAM FUNDS, INC.
                                          On behalf of C&B Balanced Portfolio
                                          For the Board of Directors

                                          By: _________________________________
                                            Name: James F. Orr, III
                                            Title: President


                                          Accepted:

                                          COOKE & BIELER, L.P.

                                          By: _________________________________
                                            Name:
                                            Title:

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                             Oaks, PA  19456-1100

                             C&B EQUITY PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Equity Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Equity Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation between UAM Funds, on behalf of the C&B Equity Portfolio, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Equity Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF DIRECTORS OF UAM FUNDS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain


PROPOSAL 2.  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Equity Portfolio, and the AIC Trust, on behalf of the "new" C&B Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit B.


             ____For    ____Against    ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _________________, 2001    ___________________________
                                         Signature of Shareholder


                                       ___________________________
                                         Signature (Joint owners)


     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                  C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS


                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001



The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Equity Portfolio for Taxable Investors of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Equity Portfolio for Taxable Investors; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation between the UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Equity Portfolio for Taxable Investors and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1:  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain


PROPOSAL 2:  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, and the AIC Trust, on behalf of the "new" C&B Equity Portfolio for Taxable Investors, a form of which is attached to the Proxy Statement as Exhibit B.


             ____For    ____Against    ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: ____________, 2001             ________________________________
                                      Signature of Shareholder


                                      ________________________________
                                      Signature (Joint owners)


Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                         C&B MID CAP EQUITY PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Mid Cap Equity Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Mid Cap Equity Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation between the UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Mid Cap Equity Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain


PROPOSAL 2.  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, and the AIC Trust, on behalf of the "new" C&B Mid Cap Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit B.


             ____For    ____Against     ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _____________, 2001             ____________________________
                                            Signature of Shareholder


                                            ____________________________
                                            Signature (Joint owners)

     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                            C&B BALANCED PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Balanced Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Balanced Portfolio; and (ii) the proposed liquidation and termination of the C&B Balanced Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Balanced Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain


PROPOSAL 3.  Approve the liquidation and termination of the C&B Balanced
             Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, a copy of which is attached to the Proxy Statement as Exhibit C.


             ____For    ____Against     ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _____________, 2001            ____________________________
                                           Signature of Shareholder


                                           ____________________________
                                           Signature (Joint owners)

     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.